INVESTMENT PROPERTY - Schedule of Valuation Techniques used in Measuring the Fair Value of Investment Properties (Details)	12 Months Ended
Dec. 31, 2025
Schedule Of Valuation Techniques Used In Measuring The Fair Value Of Investment Properties Abstract
Valuation technique	Direct comparison method: The direct comparison method involves the analysis of comparable sales of similar properties and adjusting the sales price to those reflective of the investment properties under development.
Significant unobservable inputs	Price per square foot (“psf”):
Inter-relationship between significant unobservable inputs	The estimated fair value would increase (decrease) if price psf was higher (lower).